Other Current Liabilities	12 Months Ended
Dec. 31, 2023
Other Current Liabilities [Abstract]
OTHER CURRENT LIABILITIES

Note 8 - OTHER CURRENT LIABILITIES

The other current liabilities of $1,378,277 as of December 31, 2022 represents the balance due to Mr Xusheng Niu.

On July 5, 2023, the Company entered into an agreement with Mr. Xusheng Niu, and its subsidiary, Chengdu Skyherb, on transferring all of the account records of borrowing and repayment transactions and realated interest between Mr. Xusheng Niu and Chengdu Skyherb, from Chengdu Skyherb to Cordyceps Sunshine Cayman. According to the agreement, Cordyceps Sunshine Cayman replaced Chengdu Skyherb in assuming all previous debts and claims with Mr. Xusheng Niu.

On September 28, 2023, the Company agreed to sell, and Mr. Niu agreed to purchase, 100% equity interest in Cordyceps Sunshine Biotech Co., Ltd. (Hong Kong), in exchange for cancelling the debt in a total amount of $1,152,328.5 (RMB8,411,156.95). Pls refer to Note 4 for detail.